EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Stone Ridge Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Stone Ridge Trust for the period ended November 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Stone Ridge Trust for the stated period.

/s/ Ross Stevens	/s/ Patrick Kelly
Ross Stevens	Patrick Kelly
President, Chief Executive Officer and Principal	Treasurer, Principal Financial Officer, Chief
Executive Officer,	Financial Officer and Chief Accounting Officer,
Stone Ridge Trust	Stone Ridge Trust

Dated: 2/6/2018	Dated: 2/6/2018

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Stone Ridge Trust for purposes of Section 18 of the Securities Exchange Act of 1934.